SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	Commission File Number:
July 20, 2004	1-12358

COLONIAL PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Alabama (State or other jurisdiction of incorporation)	59-7007599 (IRS Employer Identification Number)

2101 Sixth Avenue North Suite 750 Birmingham, Alabama (Address of principal executive offices)	35202 (Zip Code)

Registrant’s telephone number, including area code:
(205) 250-8700

Not applicable
(Former name or former address, if changed since last report)

SIGNATURE
EXHIBIT INDEX
EX-99.1 2nd QUARTER 2004 EARNINGS PRESS RELEASE
EX-99.2 SUPPLEMENTAL FINANCIAL HIGHLIGHTS

COLONIAL PROPERTIES TRUST

Item 12. Results of Operations and Financial Condition

     On July 20, 2004, Colonial Properties Trust (the “Company”) announced its financial results for the quarter and for the period ended June 30, 2004. A copy of the Company’s earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K. A copy of the Company’s Supplemental Financial Highlights for the quarter ended June 30, 2004 is furnished as Exhibit 99.2 to this report on Form 8-K. The information contained in this report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specified otherwise.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL PROPERTIES TRUST
Date: July 20, 2004	By:	/s/ Weston M. Andress
	Name:	Weston M. Andress
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Document
99.1	Colonial Properties Trust 2nd Quarter 2004 Earnings press release dated July 20, 2004.

99.2	Colonial Properties Trust Supplemental Financial Highlights for the quarter ended June 30, 2004.